LB SERIES FUND, INC.

Power of Attorney of Directors and Officers

KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned directors and/or officers of LB SERIES FUND, INC., a Minnesota corporation, does hereby make, constitute and appoint Brett L. Agnew, Marlene J. Nogle, John C. Bjork, James E. Nelson, and Woodrow E. Eno, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 10th day of February, 2004.

/s/ F. Gregory Campbell                           /s/ Connie M. Levi
______________________________________            ______________________________________
F. Gregory Campbell                               Connie M. Levi
Director                                          Director

/s/ Herbert F. Eggerding. Jr.                     /s/ Edward W. Smeds
______________________________________            ______________________________________
Herbert F. Eggerding, Jr.                         Edward W. Smeds
Director                                          Director

/s/ Noel K. Estenson                              /s/ Pamela J. Moret
______________________________________            ______________________________________
Noel K. Estenson                                  Pamela J. Moret
Director                                          Director and President

/s/ Richard L. Gady                               /s/ Charles D. Gariboldi
______________________________________            ______________________________________
Richard L. Gady                                   Charles D. Gariboldi
Director                                          Treasurer

/s/ Jodi L. Harpstead
______________________________________
Jodi L. Harpstead
Director